UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                October 15, 2008

                         CHINA ORGANIC AGRICULTURE, INC.
                         -------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     FLORIDA
                                     -------
                 (State or Other Jurisdiction of Incorporation)

             333-129355                               20-3505071
     (Commission File Number)             (IRS Employer Identification No.)

                  Dalian City, Zhongshan District, Youhao Road

                       Manhattan Building #1, Suite # 1511
                   Dalian City, Liaoning Province, P.R. China

               (Address of Principal Executive Offices) (Zip Code)

                                  310 441-9777
                                  ------------
              (Registrant's Telephone Number, Including Area Code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1.  Business and Operations.

Item 5.02. Departure and Appointment of Certain Officers.

On October 15, 2008, the Company accepted the resignation of Huizhi Xiao as Chairman and Director of the Company, and appointed as his successor in both capacities the Company's Chief Executive Officer, Jinsong Li. There are no arrangements or understandings with any person pursuant to which Mr. Li was selected as a director of the Company.

Mr. Li has not been nominated to serve on any committee of the Board of Directors. He has no familial relationships with any of the other directors or executive officers of the Company, and there are no transactions between Mr. Li or any of his immediate family members and the Company or any of its subsidiaries.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16 2008                            China Organic Agriculture, Inc.


                                                 Name:  /s/Jinsong Li
                                                        ------------------------
                                                        Jinsong Li
                                                 Title: Chief Executive Officer